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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 31, 2007
                                                   -----------------------------

                          Banc of America Funding 2007-A Trust
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                          (Exact Name of Issuing Entity as Specified in Charter)

                          Banc of America Funding Corporation____________ (Exact Name of Depositor as Specified in Charter)

                           Bank of America, National Association____________
                          (Exact Name of Sponsor as Specified in Charter)

         New York                         333-130536-16            56-139-0085
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(State or Other Jurisdiction of      (Commission File Number    (I.R.S. Employer
Incorporation of Issuing Entity)        of Issuing Entity)    Identification No.
                                                                   of Depositor)

214 North Tryon Street, Charlotte, North Carolina                     28255
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(Address of Principal Executive Offices)                            (Zip Code)


Depositor's telephone number, including area code             (704) 386-2400
                                                  ------------------------------


                                                   N/A
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                  (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 9 - Financial Statements and Exhibits

Item 9.01    (c).     Exhibits

     (c)     Exhibits  (executed  copies):   The  following  execution copies of
             Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

             5.1      Legality Opinion of Hunton & Williams LLP.

             8.1      Tax Opinion of Hunton & Williams LLP (included as part of
                      Exhibit 5.1).

             23       Consent of Hunton & Williams LLP (included as part of
                      Exhibit 5.1).



                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BANC OF AMERICA FUNDING CORPORATION

                                  By:      /s/ Scott Evans
                                       -----------------------------------------

                                  Name: Scott Evans

                                  Title:   Senior Vice President



Date:  January 31, 2007


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                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX


                                                                  Paper (P) or
Exhibit No.   Exhibit Description                                 Electronic (E)
-----------   -------------------                                 --------------

5.1           Legality Opinion of Hunton & Williams LLP.                 E
8.1           Tax Opinion of Hunton & Williams LLP
              (included as part of                                       E
              Exhibit 5.1).
23            Consent of Hunton & Williams LLP (included as part         E
              of Exhibit 5.1).